Financial instruments	12 Months Ended
Dec. 31, 2025
Financial instruments
Financial instruments

25Financial instruments

Financial assets at amortized cost

	Carrying value		Fair value
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
	£ 000	£ 000	£ 000	£ 000
Cash and cash equivalents	69,082	22,556	69,082	22,556
Trade and other receivables	21,109	18,297	21,109	18,297
Restricted cash	1,224	1,700	1,224	1,700
	91,415	42,553	91,415	42,553

25Financial instruments (continued)

The fair value of financial assets is based on the expectation of recovery of balances. All balances are expected to be received in full. Trade and other receivables have been categorized in level 2 of the fair value hierarchy. All other balances have been recognized in level 1 of the fair value hierarchy.

Financial liabilities at amortized cost:

	Carrying Value		Fair Value
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
	£ 000	£ 000	£ 000	£ 000
Trade and other payables	32,229	15,585	32,229	15,585
Lease liabilities	3,205	2,201	3,205	2,201
	35,434	17,786	35,434	17,786

All balances have been recognized in level 2 of the fair value hierarchy.

Financial liabilities at fair value through profit or loss:

	Carrying Value		Fair Value
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
	£ 000	£ 000	£ 000	£ 000
Financial liabilities at fair value through profit and loss	188,526	524,242	188,526	524,242
Warrant liabilities	287	434	287	434
	188,813	524,676	188,813	524,676

Warrants are quoted on the OTC Bulletin Board (an interdealer automated quotation system for equity securities that is not a national securities exchange) and are therefore categorized in level 2 of the fair value hierarchy (see note 21). The Convertible Senior Secured Notes (both host contract and embedded derivative) are categorized in level 3 of the fair value hierarchy (see note 24).

Valuation methods and assumptions

Financial liabilities at amortized cost

The fair value of trade and other payables is estimated as the present value of future cash flows, discounted at the market rate of interest at the balance sheet date if the effect is material. Due to their short maturities, the fair value of the trade and other payables approximates their book value.

The total interest expense for financial liabilities not held at fair value through profit or loss is £194 thousand (2024: £156 thousand).

Financial liabilities at fair value through profit or loss

The fair value of financial liabilities at fair value through profit and loss, which consist of the Convertible Senior Secured Notes, has been estimated using an option pricing model, in accordance with the definition of fair value under IFRS 13, which represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

25Financial instruments (continued)

The Convertible Senior Secured Notes, initially had a five-year term from the date of issuance on December 16, 2021 and a payment-in-kind interest rate of 9.0% (compounding semi-annually), or a cash interest rate of 7.0% (paid semi-annually). The holder of the Convertible Senior Secured Notes had an initial right to convert them into ordinary shares in the Company at any time at a conversion ratio of 90.9091 per $1,000 principal amount (with any payment-in-kind accrual converting at the same ratio).

On December 23, 2024 the maturity date was extended to December 15, 2028 and the Conversion Rate was amended to 363.636 Ordinary Shares per $1,000 principal amount of notes in relation to the first $130,194,859 (£103,997,811) principal amount of the Convertible Senior Secured Notes, which was immediately converted by the noteholder into ordinary shares, and 285.714 Ordinary Shares per $1,000 principal amount of Convertible Senior Secured Notes for the remaining portion outstanding. Additionally, effective December 15, 2024, each Convertible Senior Secured Notes accrues interest at 10.0% per annum with respect to interest paid in cash and 12.0% per annum with respect to payment-in-kind interest. The outstanding principal immediately following partial conversion, and as at December 31, 2024, was $130,194 thousand (£103,914 thousand) and the outstanding principal as at December 31, 2025, is $146,286 thousand (£108,755 thousand).

Option pricing has been utilized to calculate the probability that these options will be in the money at expiration and assign a dollar value to it. The underlying share price of the Company, exercise price, volatility, interest rate, and time to expiration have been used as inputs into the model to derive the option’s theoretical fair value.

As of December 31, 2025 an estimated fair value of £188,526 thousand (2024: £524,242 thousand) was calculated for the Convertible Senior Secured Notes, based on the following valuation inputs:

	December 31,	December 31,	December 23,	December 31,
	2025	2024	2024	2023
Share price ($)	5.33	12.58	7.42	6.88
Conversion price ($)	3.50	3.50	3.50	110.00
Interest rate (%)	12.00	12.00	12.00	9.00
Credit spread (%)	46.57	40.64	41.04	27.50
Expected life (years)	3.00	4.00	4.00	3.00
Risk-free rate (%)	3.50	4.40	4.40	4.00
Dividend yield (%)	—	—	—	—
Volatility (%)	85.00	85.00	85.00	90.00

Company specific inputs include the expected probability and timing of future equity financing, in addition to the probability and timing of a future fundamental change. Credit spread is initially selected such that the fair value of the Convertible Senior Secured Notes reconciles to the total purchase price of $192 million (approximately £145 million) based upon the arms’ length transaction closing as of December 15, 2021, subsequently adjusted for company-specific credit risk.

Changes in Company-specific credit risk were made during the prior year, by way of a 11.0 percentage point increase in credit spread, resulting in downward adjustments to the resultant valuation of £22,293 thousand prior to extinguishment of the original liability.

Risk-free rate is based on the interest rate on US government debt with a three to five-year term. Volatility is based upon a reduction on the historical ordinary share volatility rate as operations develop and mature. Historical share price volatility of comparable companies with a three-month to four-year terms have also been considered.

Had the stock price traded higher, or higher volatility been assumed then this would have resulted in a higher fair value being attributed to the instrument. An increase in the interest rate, risk-free rate or credit spread applied would result in a reduction in the fair value being attributed to the instrument. A 7.5- percentage point decrease / increase in credit spread would result in an increase / decrease in the fair value of the instrument by approximately £7 million.